SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 24, 2005
                                                          -------------

                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)

          Delaware                        0-19771                22-2786081
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(State or Other Jurisdiction    (Commission file Numbers)      (IRS Employer
     of Incorporation)                                      Identification Nos.)

    200 Route 17, Mahwah, New Jersey                                    07430
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(Address of Principal Executive Offices)                              (Zip Code)

        Registrant's telephone number, including area code (201) 529-2026
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on January 25, 2005 the Registrant received written notice of a decision by the Nasdaq Listing Qualifications Panel to delist the Registrant's securities from The Nasdaq Stock Market. The delisting was based upon the failure of the Registrant to comply with the $2,500,000 minimum shareholders' equity requirement for continued listing on the Nasdaq SmallCap Market. The Registrant subsequently requested a review of the delisting decision by the Nasdaq Listing and Hearing Review Council.

On June 24, 2005, the Registrant received written notice of a decision by the Nasdaq Listing and Hearing Review Council that affirmed the delisting decision of the Nasdaq Listing Qualifications Panel.

The Registrant does not intend to take any further action with regard to the delisting decision.

The Registrant's Common Stock will continue to trade on the OTC Bullein Board.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 29th day of June 2005.

                                        DATA SYSTEMS & SOFTWARE INC.


                                        By: /s/ Yacov Kaufman
                                            -----------------------------------
                                        Name: Yacov Kaufman
                                        Title: Vice-President and Chief
                                               Financial Officer